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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the use in Form 10-KSB of our report dated May 14, 2001, relating to the consolidated financial statements of Power Technology, Inc. which is contained therein.


May 16, 2001                            /s/ G. Brad Beckstead
                                        --------------------------------------
                                        G. Brad Beckstead